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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   OCTOBER 18, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

            On October 18, 2005, John A. Levin & Co., Inc., a subsidiary of BKF Capital Group, Inc., issued a press release regarding the wind-up of its event driven investment vehicles.

            A copy of the press release is attached and is incorporated herein by reference.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

      (c)    EXHIBITS

    99.1     Press Release dated October 18, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   October 18, 2005

                                     BKF CAPITAL GROUP, INC.


                                     By: /s/ Glenn A. Aigen
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                                     Name:  Glenn A. Aigen
                                     Title: Vice President and Chief
                                            Financial Officer